UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 19, 2025

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction
of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

30 Isabella Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	WAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In connection with its public offering (the “Offering”) of (i) $500 million aggregate principal amount of its 4.900% Senior Notes due 2030 (the “2030 Notes”) and (ii) $750 million aggregate principal amount of its 5.500% Senior Notes due 2035 (together with the 2030 Notes, the “Notes”), Westinghouse Air Brake Technologies Corporation (the “Company”) is filing herewith as Exhibit 1.1 the Underwriting Agreement, dated May 19, 2025 (the “Underwriting Agreement”), by and among the Company, the subsidiary guarantors party thereto and BNP Paribas Securities Corp., BofA Securities, Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC.

The Offering is being conducted pursuant to the Company’s shelf registration statement on Form S-3, as amended (File No. 333-275386) filed with the Securities and Exchange Commission. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

On May 19, 2025, the Company issued a press release announcing that it priced the Offering. A copy of the Company’s press release is filed herewith as Exhibit 99.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
1.1
Underwriting Agreement, dated May 19, 2025, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors party thereto and BNP Paribas Securities Corp., BofA Securities, Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC.

99.1	Press Release, dated May 19, 2025.
104	Cover Page Interactive Data File within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ John A. Olin
John A. Olin
Executive Vice President and Chief Financial Officer

Date: May 20, 2025